Exhibit 10.2

                                   SCHEDULE OF
                       NON-EMPLOYEE DIRECTOR COMPENSATION
                           FOR 2007 - 2008 BOARD TERM

o    Board membership        $50,000 restricted stock grant with a 1 year
                             vesting period.

o    Board Chairman          $10,000 restricted stock grant with a 1 year
                             vesting period and $24,000 per year (paid
                             $6,000 per quarter) cash compensation.

o    Corporate Governance    $10,000 per year (paid $2,500/quarter)
     Committee Members       cash compensation.

o    Corporate Governance    $22,500 per year (paid $5,625/quarter)
     Committee Chairman      cash compensation.


o    Audit Committee         $10,000 per year (paid $2,500/quarter)
     Members                 cash compensation.

o    Audit Committee         $20,000 per year (paid $5,000/quarter)
     Chairman                cash compensation.

o    Compensation            $4,000 per year (paid $1,000/quarter) cash
     Committee Members       compensation.

o    Compensation            $10,000 per year (paid $2,500/quarter)
     Committee Chairman      cash compensation.


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